EXHIBIT 10.26

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

SUPPLEMENTARY AGREEMENT
TO THE EMPLOYMENT AGREEMENT №16-217 dated by August 1, 2016

Almaty October 2, 2023

Parties:

EMPLOYER: Freedom Finance Joint Stock Company (Certificate of state re-registration of legal entities dated 09.09.2013), located at: Almaty, Al-Farabi Ave., 77/7, n.p. 3a, represented by Chairman of the Board S. N. Lukyanov, acting on the basis of the Charter, and

EMPLOYEE: Renat Sautzhanovich Tukanov, identity card No. [***] issued by the Ministry of Internal Affairs of the REPUBLIC OF KAZAKHSTAN on [***], IIN [***], residing at: [***], hereinafter jointly referred to as the Parties, have concluded this additional agreement (hereinafter the Agreement) to the employment contract (hereinafter the Agreement) dated August 1, 2016 No. 16-217 on the following:

1. Item 1. Annex No. 1 to the Contract should be worded as follows:
"1. The Employer establishes the following amount and procedure for paying the Employee:
The monthly official salary of an Employee is: 4,808,444 (four million eight hundred eight thousand four hundred forty four) tenge (excluding contributions to compulsory social health insurance, mandatory pension contributions to the accumulative pension fund and individual income tax and other mandatory payments at budget rates in accordance with the procedure determined by the legislation of the Republic of Kazakhstan.).
2. Leave the remaining terms of the Agreement unchanged.
3. This Agreement shall enter into force upon signature by the Parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:
Freedom Finance Joint Stock Company

050040, Republic of Kazakhstan,
Almaty, Bostandyk district,
77/7 Al-Farabi Ave., n. 3a
RNN [***]
BIN 061140003010
IIC [***]
in JSC "Bank Freedom Finance Kazakhstan"
BIC [***]

Chairman of the Management Board

/s/ Lukyanov S. N.

     Lukyanov S. N.

Employee:
Tukanov Renat Sautzhanovich

Personal identification number [***],
issued on [***] by the Ministry OF Internal Affairs OF the REPUBLIC OF KAZAKHSTAN
IIN [***]
Almaty, [***]

/s/ Tukanov R. S.

    Tukanov R. S.